Exhibit 99.1

1700 South Patterson Boulevard Dayton, OH 45479 NEWS RELEASE

For media information: Janet Brewer NCR Corporation (937) 445-6779 janet.brewer@ncr.com	For investor information: Gregg Swearingen NCR Corporation (937) 445-4700 gregg.swearingen@ncr.com

For Release on August 28, 2007

NCR Announces Details for Completion of Teradata Spin Off

DAYTON, Ohio – NCR Corporation (NYSE: NCR) today announced that its Board of Directors has approved and set a record date and distribution date for the previously announced spin off of its Teradata data warehousing business. The Board also declared a dividend of one share of common stock of Teradata Corporation (Teradata) for each share of NCR common stock held.

The distribution of Teradata common stock is expected to occur on Sunday, Sept. 30, 2007, by way of a pro rata stock dividend to NCR stockholders of record as of the close of business on Sept. 14, 2007, which is the record date for the distribution.

NCR has received a ruling from the Internal Revenue Service indicating that the spin off will qualify as a tax-free distribution for U.S. federal income tax purposes to NCR and its stockholders. Teradata is expected to trade on the New York Stock Exchange (NYSE) under the trading symbol “TDC.” NCR’s common stock will continue to trade on the NYSE under the symbol “NCR.”

Bill Nuti, president and chief executive officer of NCR, said, “We have been diligently preparing for the strategic separation over the past several months and are very pleased to have reached this important point in the process. We continue to remain focused on our customers and business results as we finalize this transaction, and look forward to launching two new technology companies for the benefit of our customers, business partners, employees and shareholders.”

Mike Koehler, who will serve as president and chief executive officer of Teradata as an independent public company, said, “We are delighted to have reached this milestone in the process of creating an independent Teradata. With companies and public entities around the globe increasingly turning to enterprise data warehouse solutions to drive success, Teradata is well positioned to generate value for shareholders. We are a global leader in enterprise data warehousing, including enterprise analytics and technologies and services, with the product offering, diversified customer base and financial strength to build on our track record of consistent performance. I thank the entire Teradata and NCR teams for the extraordinary efforts they have made to get us to this point, as we prepare for the next chapter in our long and proud history.”

NCR expects that a “when issued” public market for Teradata common stock will commence shortly before the Sept. 14, 2007, record date and will continue up to the distribution date. The company also anticipates that “regular-way” trading of Teradata’s common stock will begin on the first trading day following the distribution date, October 1, 2007.

In addition, shortly before the Sept. 14, 2007, record date, it is expected that shares of NCR will begin trading two ways – either with or without the dividend of the shares of Teradata. NCR stockholders who sell their shares of NCR common stock in the “regular-way” market (i.e., the normal trading market on the NYSE under the symbol “NCR”) after the record date and on or prior to the distribution date will be selling their right to receive shares of Teradata common stock in connection with the spin off. It is anticipated that shares of NCR common stock will also trade “ex-distribution” (that is, without the right to receive the Teradata distribution) during such period under the symbol “NCR wi.” Investors are encouraged to consult with their financial advisors regarding the specific implications of selling their shares of NCR common stock on or before the distribution date.

The distribution is conditioned upon customary conditions set forth in the Separation and Distribution Agreement previously filed with the U.S. Securities and Exchange Commission (SEC) as an exhibit to Teradata’s Registration Statement on Form 10. A copy of the Form 10 has been made available at http://investor.ncr.com and at http://www.teradata.com/updates.

No action is required by NCR stockholders to receive their Teradata common stock. NCR stockholders who hold NCR common stock as of the record date will receive an account statement reflecting their ownership of Teradata common stock or their brokerage account will be credited for the shares.

As promptly as practicable, NCR will mail an information statement to all holders of NCR common stock, which will include information regarding the procedures by which the distribution will be effected, and the business and management of Teradata following the distribution. The distribution of the Teradata shares will be made as described in the information statement relating to such securities, which has been filed with the SEC. This news release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

About Teradata Division

Teradata (www.teradata.com), a division of NCR Corporation (NYSE: NCR), is the global technology leader in enterprise data warehousing, analytic applications and data warehousing services. Organizations around the world rely on the power of Teradata’s award-winning solutions to get a single, integrated view of their business to enhance decision-making, customer relationships and profitability. As a growing business, Teradata is always looking for outstanding talent. To learn more about Teradata career opportunities, visit www.teradata.com/careers.

About NCR Corporation

NCR Corporation (NYSE: NCR) is a leading global technology company helping businesses build stronger relationships with their customers. NCR’s Teradata® data warehouses, ATMs, retail systems, self-service solutions and IT services provide Relationship Technology™ that maximizes the value of customer interactions and helps organizations create a stronger competitive position. Based in Dayton, Ohio, NCR (www.ncr.com) employs approximately 29,650 people worldwide.

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NCR and Teradata are trademarks or registered trademarks of NCR Corporation in the United States and other countries.

Note to Investors

This news release contains forward-looking statements, including statements as to anticipated or expected results, beliefs, opinions and future financial performance, within the meaning of Section 21E of the Securities and Exchange Act of 1934. Forward-looking statements include projections of revenue, profit growth and other financial items, future economic performance and statements concerning analysts’ earnings estimates, among other things. These forward-looking statements are based on current expectations and assumptions and involve risks and uncertainties that could cause NCR’s actual results to differ materially.

In addition to the factors discussed in this release, other risks and uncertainties include those relating to: the proposed separation of Teradata and NCR’s other businesses, including the ability of each to operate as an independent entity; the uncertain economic climate and its impact on the markets in general or on the ability of our suppliers to meet their commitments to us, or the timing of purchases by our current and potential customers and other general economic and business conditions; the timely development, production or acquisition and market acceptance of new and existing products and services (such as self-service technologies and enterprise data warehousing), including our ability to accelerate market acceptance of new products and services; shifts in market demands, continued competitive factors and pricing pressures and their impact on our ability to improve gross margins and profitability, especially in our more mature offerings; the effect of currency translation; short product cycles, rapidly changing technologies and maintaining competitive leadership position with respect to our solution offerings, particularly data warehousing technologies; tax rates; ability to execute our business and reengineering plans; turnover of workforce and the ability to attract and retain skilled employees, especially in light of continued cost-control measures being taken by the company; availability and successful exploitation of new acquisition and alliance opportunities; changes in Generally Accepted Accounting Principles (GAAP) and the resulting impact, if any, on the company’s accounting policies; continued efforts to establish and maintain best-in-class internal information technology and control systems; and other factors detailed from time to time in NCR’s and Teradata’s U.S. Securities and Exchange Commission reports, Teradata’s Form 10 Registration Statement, and NCR’s annual reports to stockholders. The company does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.